                                                             EXHIBIT 10.1(e)



                             FIFTH AMENDMENT DATED
                            AS OF DECEMBER 22, 1995
                         TO SECOND AMENDED AND RESTATED
                 CREDIT AGREEMENT DATED AS OF JANUARY 29, 1993


     THIS FIFTH AMENDMENT, dated as of December 22, 1995, is entered into by and among IDEX CORPORATION, a Delaware corporation (the "Borrower"), the banking institutions (the "Banks") signatory to the hereinafter defined Credit Agreement and BANK OF AMERICA ILLINOIS (f/k/a CONTINENTAL BANK N.A.)("Bank of America"), individually and as agent for the Banks (in such capacity, the "Agent").


                                   RECITALS:

    A. The Borrower, the Banks and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of January 29, 1993, as amended by that certain First Amendment dated as of May 23, 1994, that certain Second Amendment dated as of October 24, 1994, that certain Third Amendment dated as of February 28, 1995, and that certain Fourth Amendment dated as of November 1, 1995 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "Credit Agreement").

    B. Dunja Verwaltungsgesellschaft mbH, a German corporation ("Dunja"), is a wholly-owned subsidiary of Hale Products, Inc., a Pennsylvania corporation ("Hale").

    C. Hale is a wholly-owned subsidiary of Borrower.

    D. On September 29, 1995, Dunja acquired all the outstanding capital stock of Lukas Hydraulik GmbH, a German corporation.

    E. Pursuant to Section 7.2.10(d) of the Credit Agreement by and among the Borrower, the Banks and the Agent, the Borrower is required to deliver to the Agent a guarantee executed by Dunja, a German corporation, in favor of the Agent for the benefit of the Banks.

    F. The Borrower, the Banks and the Agent wish to amend or waive certain provisions of the Credit Agreement.

    G. Therefore, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


    1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

 2.  AMENDMENTS AND WAIVERS TO THE CREDIT AGREEMENT.

     2.1 Section 10.1 of the Credit Agreement.

     (a) The definition of "Acquired Subsidiaries" is hereby amended to include Dunja and all references in the Credit Agreement to Acquired Subsidiaries shall include a reference to Dunja; provided, however, in Section 6.4 of the Credit Agreement, "Acquired Subsidiaries" shall not include Dunja when making representations with respect to the financial statements described in clauses
(a)(i) and (a)(ii) and in subsection (b) of such Section 6.4.

     (b) The definition of "Guaranty Agreement" shall include the Guaranty Agreement made by Dunja in favor of the Agent dated as of December 22, 1995 (which agreements shall each be substantially in the form of the Guaranty Agreement attached as Exhibit A hereto) as each such agreement may be amended, supplemented, restated or otherwise modified from time to time.

     2.2 Exhibit I to the Credit Agreement. Item 3 of Exhibit I to the Credit Agreement is hereby amended by adding the following at the end of the chart:

     Dunja Verwaltugsgesellschaft mbH Germany 100%


 3. WARRANTIES. To induce the Agent and the Banks to enter into this Fifth Amendment, the Borrower warrants that:

     3.1. Authorization. The Borrower is duly authorized to execute and deliver this Fifth Amendment and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its obligations under the Credit Agreement, as amended hereby.

     3.2. No Conflicts. The execution and delivery of this Fifth Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or any Subsidiary or of any agreement binding upon the Borrower or any Subsidiary.

     3.3. Validity and Binding Effect. The Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

 4.        CONDITIONS PRECEDENT TO AMENDMENTS.  The amendments contemplated by
Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

           4.1. Documentation. The Borrower shall have delivered to the Agent all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Agent:

           (a) Borrower Resolutions. Copies for each Bank duly certified by the secretary or an assistant secretary of the Borrower, of (i) resolutions of the Borrower's Board of Directors authorizing (A) the execution and delivery of this Fifth Amendment and related documents and
      (B) the borrowings under the Credit Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Fifth Amendment.

           (b) Incumbency Certificate. Certificates for each Bank of the secretary or an assistant secretary of the Borrower certifying the names of the Borrower's officers authorized to sign this Fifth Amendment and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

           (c) Opinion. An opinion of (i) Latham & Watkins, special counsel to the Borrower, and (ii) Doser Amereller Noack, special counsel to Dunja, each addressed to the Agent and the Banks, reasonably acceptable to the Agent and in substantially the form of Exhibit B and B-1 hereto.

           (d) Certificate. A certificate of an Authorized Officer of the Borrower as to the matters set out in Sections 4.2 and 4.3 hereof.

           (e) Other. Such other documents as the Agent may reasonably request.

     4.2. No Default. As of the date hereof, no Default shall have occurred and be continuing.

     4.3. Warranties. As of the date hereof, the warranties in Article VI of the Credit Agreement and in Section 3 of this Fourth Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Credit Agreement.


 5.  GENERAL.

     5.1. Expenses. The Borrower agrees to pay the Agent, upon demand, for all reasonable expenses, including reasonable attorneys' and legal assistants' fees incurred by the Agent in connection with the preparation, negotiation and execution of this Fifth Amendment and any document required to be furnished therewith.

     5.2. Governing Law. This Fifth Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of Illinois. For purposes of any action or proceeding involving this Fifth Amendment, the Borrower hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Illinois and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois, provided a reasonable time for appearance is allowed.

     5.3. Successors. This Fifth Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and their successors and assigns.

     5.4. Documents Remain in Effect. Except as amended and modified by this Fifth Amendment, the Credit Agreement and the other Instruments executed pursuant to the Credit Agreement remain in full force and effect and the Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and the other Instruments executed pursuant to the Credit Agreement.

     5.5. References to the Credit Agreement. Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Credit Agreement in any and all instruments or documents provided for in the Credit Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Credit Agreement, as amended hereby.

     5.6. Effective Date. This Fifth Amendment shall become effective as of the date first written above upon the execution and delivery of counterparts of this Fifth Amendment by each of the Banks, the Guarantors and the Borrower.

     5.7. Counterparts. This Fifth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                 IDEX CORPORATION,
                                 a Delaware corporation

                                 By:    Wayne P. Sayatovic
                                        ------------------------------------
                                 Name:  Wayne P. Sayatovic
                                        ------------------------------------

                                 Title: Senior Vice President - Finance
                                        ------------------------------------



PERCENTAGE OF
TOTAL COMMITMENT
----------------
22.5%                            BANK OF AMERICA ILLINOIS
                                 (f/k/a CONTINENTAL BANK N.A.),
                                 as a Bank



                                 By:    Joseph T. Koch
                                        ----------------------------------
                                 Name:  Joseph T. Koch
                                        ----------------------------------
                                 Title: Senior Vice President
                                        ----------------------------------

                                 BANK OF AMERICA ILLINOIS
                                 (f/k/a CONTINENTAL BANK N.A.),
                                 as Agent

                                 By:    David L. Graham
                                        ----------------------------------
                                 Name:  David L. Graham
                                        ----------------------------------
                                 Title: Vice President
                                        ----------------------------------


10.0%                            BANK OF SCOTLAND

                                 By:    Elizabeth Wilson
                                        ----------------------------------
                                 Name:  Elizabeth Wilson
                                        ----------------------------------
                                 Title: Vice President and Branch Manager
                                        ----------------------------------


20.0%                            NATIONAL CITY BANK

                                 By:    Frank F. Pagura
                                        ----------------------------------
                                 Name:  Frank F. Pagura
                                        ----------------------------------
                                 Title: Vice President
                                        ----------------------------------

20.0%                     PNC BANK, NATIONAL ASSOCIATION
                          (f/k/a Pittsburgh National Bank)



                          By:    Karen C. Brogan
                                 ------------------------------------------
                          Name:  Karen C. Brogan
                                 ------------------------------------------
                          Title: Commercial Banking Officer
                                 ------------------------------------------


12.5%                     UNION BANK

                          By:    Nan Brusati-Dias
                                 ------------------------------------------
                          Name:  Nan Brusati-Dias
                                 ------------------------------------------
                                 Title: Vice President and District Manager
                                 ------------------------------------------


15.0%                     UNITED STATES NATIONAL BANK OF OREGON

                          By:    Jeffery C. Swift
                                 ------------------------------------------
                          Name:  Jeffery C. Swift
                                 ------------------------------------------
                          Title: Vice President
                                 ------------------------------------------

     The undersigned hereby acknowledge and consent to this Fifth Amendment, and agree that the Guaranty Agreement, as amended, shall remain in full force and effect and is hereby ratified and confirmed this ____ day of December, 1995.


BAND-IT-IDEX, INC.
VIKING PUMP, INC.
VIBRATECH, INC.
WARREN RUPP, INC.
LUBRIQUIP, INC.
CORKEN, INC.
STRIPPIT, INC.
PULSAFEEDER, INC.
MICROPUMP, INC. (f/k/a MC Acquisition Corp.)
HALE PRODUCTS, INC.
DUNJA VERWALTUNGSGESELLSCHAFT MBH

By: WAYNE P. SAVATOVIC
    -----------------------------------

Name: WAYNE P. SAYATOVIC
      ---------------------------------

Title: VICE PRESIDENT & C.F.O.
      ---------------------------------